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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 19, 2000

                       NEW AMERICAN HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                001-14397            62-1750169
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
 of incorporation)                                           Identification No.)

109 WESTPARK DRIVE, SUITE 440                                37027
BRENTWOOD, TENNESSEE                                         (Zip code)
(address of Principal Executive Offices)

(615) 221-5070
(Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On April 19, 2000. New American Healthcare Corporation (the "Company") announced that it and its hospital subsidiaries (collectively, the "Debtors") filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Middle District of Tennessee (the "Court") (Case Nos. 00-03373 through 00-03384 inclusive). The Debtors' cases have been consolidated for the purpose of joint administration and have been assigned to Judge Marian F. Harrison. At hearings held on April 19, the Court entered first day orders granting authority to the Company and its subsidiaries to pay pre-petition employee wages, salaries, benefits and other employee obligations. The Court also approved orders granting authority, among other things, to honor certain patient obligations. Until approval of its plan of reorganization, the Company intends to pay post-petition claims of other vendors and providers in the ordinary course of business.

         The Court also approved, on an interim basis, the Company's $5 million debtor-in-possession financing (the "DIP Financing") with Toronto Dominion (Texas), Inc., as agent for one or more banks in its existing bank group. The final hearing on the DIP Financing is expected to be scheduled for mid May, 2000. The DIP Financing and the existing cash flows will be used to fund the Company's ongoing operations during the restructuring.

         A copy of the press release issued by the Company is included as an exhibit to this filing and is incorporated herein by reference.

         Certain statements in this Report constitute forward-looking statements. Such forward-looking statements (which may be identified by words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions) involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of New American Healthcare Corporation (the Company) or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commissions. Such factors include, among others: the availability and terms of capital in light of recent losses, cash flow shortfalls and the Company's Chapter 11 bankruptcy filing; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; the Company's ability to attract patients given its current financial position; general economic and business conditions, both nationally and in regions where the Company operates; the effect of existing or future governmental regulation and federal and state legislative and enforcement initiatives affecting the Company's business, including the Balanced Budget Act of 1997; changes in Medicare and Medicaid reimbursement levels; the Company's liquidity and capital resources; the Company's ability to attract and retain qualified management personnel and to recruit and retain physicians and other health care personnel to the non-urban markets it serves; and the effect of liability and other claims asserted against the Company. There can be no assurance that the forward-looking statements included in this Report will prove to be accurate. In light of the significant


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uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     NEW AMERICAN HEALTHCARE CORPORATION

                                         By: /s/ Timothy S. Hill
                                             -----------------------------------
                                             Senior Vice President
                                             Chief Financial Officer


Date: April 20, 2000


                                  EXHIBIT INDEX

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Exhibit No.
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
  99.1          Press Release of the Registrant issued April 19, 2000.


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